Exhibit 23(j)(ii) under Form N-1A
                                             Exhibit 8 under Item 601/Reg. S-K












                              CONSENT OF COUNSEL


        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 47 to the Registration Statement (Nos. 33-11905 and 811-5010) of the Huntington Funds on Form N-1A under the Securities Act of 1933, as amended.


                               /s/ SULLIVAN & WORCESTER LLP

                               SULLIVAN & WORCESTER LLP

Washington, D.C.
April 27, 2005